UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2014

TRANSOCEAN PARTNERS LLC
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-36584	66-0818288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Deepwater House Kingswells Causeway Prime Four Business Park Aberdeen Scotland United Kingdom	AB15 8PU
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +44 1224 945 100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 7, 2014, Transocean Partners LLC (the “Company”) issued a press release announcing it had postponed its third quarter 2014 earnings release and conference call previously scheduled for 11:30 a.m. EST, 4:30 p.m. GMT, on Friday, November 7, 2014. The postponement results from the delay in the release of third quarter 2014 earnings results of its parent, Transocean Ltd., announced separately.

Subsequently, also on November 7, 2014, the Company issued a press release announcing that it intended to issue its earnings release for the third quarter 2014 on Monday, November 10, 2014 and that it had also rescheduled its quarterly earnings conference call to 9:30 a.m. EST, 2:30 p.m. GMT, on Monday, November 10, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Description

99.1            Press Release dated November 7, 2014

99.2            Press Release dated November 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: November 7, 2014	By	/s/ Raoul F. Dias
Raoul F. Dias
Authorized Person

INDEX OF EXHIBITS

Exhibit No.    Description

99.1        Press Release dated November 7, 2014

99.1        Press Release dated November 7, 2014